SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 8, 2006
International Wire Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-51043 (Commission File Number)	43-1705942 (I.R.S. Employer Identification No.)

12 Masonic Ave., Camden, NY (Address of Principal Executive Offices)	13316 (Zip Code)
Registrant’s telephone number, including area code: (315) 245-3800
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Amendment to Stock Purchase Agreement
Amendment to Loan and Security Agreement
Amendment to Loan and Security Agreement
Amendment to Intercreditor Agreement
Supplement to the Indenture
Supplement to the Collateral Agreement
Letter Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
Phelps Dodge Transaction and Bank Amendments
On March 31, 2006, International Wire Group, Inc. (the “Company”) entered into Amendment No. 1 to Loan and Security Agreement (“Revolver Amendment”) by and among the Company, its domestic subsidiaries, the parties to the Loan Agreement as lenders and Wachovia Capital Finance Corporation (Central), formerly known as Congress Financial Corporation (Central). The Revolver Amendment amends the Loan and Security Agreement, dated October 20, 2004, by and among the Company, its domestic subsidiaries at the time, the parties to the Loan Agreement as lenders and Congress Financial Corporation (Central). The Revolver Amendment, among other things, increases the revolving credit facility by $20 million, and the revolving credit facility now provides for up to $130 million subject to borrowing base availability. The Revolver Amendment also permitted the acquisition (described in Item 2.01 below) and made IWG High Performance Conductors, Inc. a borrower under the revolving credit facility.
On March 31, 2006, the Company entered into Amendment No. 1 to Loan and Security Agreement (“Term Amendment”) by and among the Company, its domestic subsidiaries, the parties to the Loan Agreement as lenders and Silver Point Finance, LLC. The Term Amendment amends the Loan and Security Agreement, dated October 20, 2004, by and among the Company, its domestic subsidiaries at the time, the parties to the Loan Agreement as lenders and Silver Point Finance, LLC. The Term Amendment, among other things, permits the increase of the revolving credit facility and the acquisition (described in Item 2.01 below) and made IWG High Performance Conductors, Inc. a guarantor under the term loan.
In connection with acquisition (described in Item 2.01 below), on March 31, 2006, the Company entered into Amendment No. 1 to the Stock Purchase Agreement with Phelps Dodge Corporation and an acknowledgment to Amendment No. 1 to Intercreditor Agreement. Additionally, on March 31, 2006, the Company entered into Amendment No. 1 to the Supplement No. 1 to the Indenture and Supplement No. 1 to the Collateral Agreement with BNY Midwest Trust Company, the trustee and collateral agent under the Indenture, in order to make IWG High Performance Conductors, Inc. a guarantor under the Indenture.
The foregoing descriptions of the agreements above does not purport to be complete and are qualified in their entirety by reference to agreements, which are incorporated herein by reference as exhibits to this Current Report on Form 8-K.
Compensation Arrangements
On February 8, 2006, the Board of Directors (the “Board”) of the Company increased the annual cash retainer for each outside director to $34,000 effective as of January 1, 2006. Additionally, on February 8, 2006, the Board extended Mr. Pennington’s term as Vice Chairman through December 31, 2006 and, effective as of February 1, 2006, increased Mr. Pennington’s cash compensation to $175,000 annually. On April 4, 2006, the Company and Mr. Pennington executed a letter agreement confirming this arrangement.

On March 29, 2005, the Board approved 2005 bonuses for the following executive officers:

Name	Title	2005 Bonus
Rodney D. Kent	Chief Executive Officer	$221,329.56
Glenn J. Holler	Chief Financial Officer – Senior Vice President and Secretary	$106,782.00
Donald F. DeKay	Vice President – Finance	$46,348.16
Chrysant E. Makarushka	Vice President – Purchasing and Logistics	$21,857.26

Item 2.01 Completion of Acquisition or Disposition of Assets.
On March 31, 2006, the Company completed its acquisition of Phelps Dodge High Performance Conductors of SC & GA, Inc. from Phelps Dodge Corporation (“PD”) pursuant to the Stock Purchase Agreement, dated March 4, 2006 (“Purchase Agreement”), between the Company and PD, as amended. In connection with the closing of the transaction, Phelps Dodge High Performance Conductors of SC & GA, Inc. changed its name to IWG High Performance Conductors, Inc. (“HPC”).
The Company acquired all of the outstanding common stock of HPC for $42 million plus a working capital adjustment estimated at closing to be $2 million. IWG funded the acquisition with borrowings under its revolving credit facility. Additionally, the Company purchased the copper inventory held on consignment by HPC from PD for approximately $5 million. In addition, pursuant to the Purchase Agreement, the Company has agreed to a contingency payment in an amount equal to 4.88 multiplied by the amount that HPC’s 2006 EBITDA (as defined in the Purchase Agreement) exceeds $9.4 million. The contingency payment is capped at $3 million.
HPC is a manufacturer of specialty high-performance conductors for aerospace, medical, automotive, computer, telecommunications, mass transportation, geophysical and electronics markets. HPC has manufacturing operations in Inman, South Carolina and Trenton, Georgia.
This description of the transaction contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, as amended, which is incorporated by reference as Exhibit 2.1 to the Current Report on Form 8-K dated March 4, 2006 and Exhibit 2.1 to this Current Report on Form 8-K.
Item 7.01. Regulation FD Disclosure.
On April 4, 2006, the Company issued a press release announcing the closing of transaction with Phelps Dodge and the increase of the Company’s revolving credit facility. The complete text of the press release is attached as an exhibit to this current report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 days after the date this report on Form 8-K must be filed.
(b) Pro Forma Financial Information
The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this report on Form 8-K must be filed.
(d) Exhibits

EXHIBIT	DESCRIPTION

2.1	Amendment No. 1 to Stock Purchase Agreement, dated March 31, 2006, between Phelps Dodge Corporation, a New York corporation, and International Wire Group, Inc., a Delaware corporation.

10.1	Amendment No. 1 to Loan and Security Agreement, dated as of March 31, 2006, among the borrowers and guarantors specified therein, the several lenders from time to time parties thereto and Wachovia Capital Finance Corporation (Central), formerly known as Congress Financial Corporation (Central).

10.2	Amendment No. 1 to Loan and Security Agreement, dated as of March 31, 2006, among the borrowers and guarantors specified therein, the several lenders from time to time parties thereto and Silver Point Finance, LLC.

10.3	Amendment No. 1 to Intercreditor Agreement, dated as of March 31, 2006, by and between Wachovia Financial Corporation (CENTRAL), in its capacity as agent pursuant to the working capital loan and security agreement for the lenders who are party from time to time thereto, and Silver Point Finance, LLC, in its capacity as collateral agent pursuant to the term loan agreement.

10.4	Supplement No. 1 to the Indenture, dated as of March 31, 2006, among International Wire Group, Inc., the guarantors party thereto, and BNY Midwest Trust Company, as Trustee.

10.5	Supplement No. 1 to the Collateral Agreement, dated as of March 31, 2006, among International Wire Group, Inc., the subsidiaries of International Wire Group, Inc. identified therein, and BNY Midwest Trust Company, as collateral agent.

10.6	Letter agreement, dated April 4, 2006, between International Wire Group, Inc. and William Lane Pennington.

99.1	Press Release, dated April 4, 2006, announcing the execution of the Purchase Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL WIRE GROUP, INC.
Date: April 4, 2006	By:	/s/ Glenn J. Holler
		Name:	Glenn J. Holler
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

2.1	Amendment No. 1 to Stock Purchase Agreement, dated March 31, 2006, between Phelps Dodge Corporation, a New York corporation, and International Wire Group, Inc., a Delaware corporation.

10.1	Amendment No. 1 to Loan and Security Agreement, dated as of March 31, 2006, among the borrowers and guarantors specified therein, the several lenders from time to time parties thereto and Wachovia Capital Finance Corporation (Central), formerly known as Congress Financial Corporation (Central).

10.2	Amendment No. 1 to Loan and Security Agreement, dated as of March 31, 2006, among the borrowers and guarantors specified therein, the several lenders from time to time parties thereto and Silver Point Finance, LLC.

10.3	Amendment No. 1 to Intercreditor Agreement, dated as of March 31, 2006, by and between Wachovia Financial Corporation (CENTRAL), in its capacity as agent pursuant to the working capital loan and security agreement for the lenders who are party from time to time thereto, and Silver Point Finance, LLC, in its capacity as collateral agent pursuant to the term loan agreement.

10.4	Supplement No. 1 to the Indenture, dated as of March 31, 2006, among International Wire Group, Inc., the guarantors party thereto, and BNY Midwest Trust Company, as Trustee.

10.5	Supplement No. 1 to the Collateral Agreement, dated as of March 31, 2006, among International Wire Group, Inc., the subsidiaries of International Wire Group, Inc. identified therein, and BNY Midwest Trust Company, as collateral agent.

10.6	Letter agreement, dated April 4, 2006, between International Wire Group, Inc. and William Lane Pennington.

99.1	Press Release, dated April 4, 2006, announcing the execution of the Purchase Agreement.